                                 EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1    Articles of Incorporation of American Century Variable Portfolios
            II, Inc. (filed as Exhibit a1 to the Initial Registration Statement on Form N-1A of the Registrant, File No. 333-46922, filed on
            September 29, 2000, incorporated herein by reference).

EX-99.a2    Articles Supplementary of American Century Variable Portfolios II,
            Inc.

EX-99.b     By-Laws of American Century Variable Portfolios II, Inc.

EX-99.d1    Investor Class Management Agreement between American Century
            California Tax-Free and Municipal Funds and American Century
            Investment Management, Inc. dated August 1, 1997 (filed as Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement on
            Form N-1A of Registrant, filed July 31, 1997, File No. 2-99222 and incorporated herein by reference).

EX-99.d2    Amendment to the Investor Class Management Agreement between
            American Century California Tax-Free and Municipal Funds and
            American Century Investment Management, Inc. dated March 31, 1998
            (filed as Exhibit 5b of Post-effective Amendment No. 23 of the
            Registration Statement on Form N-1A of American Century Municipal
            Trust, File No. 2-91229 filed March 26, 1998 and incorporated herein by reference).

EX-99.d3    Amendment to the Investor Class Management Agreement between
            American Century California Tax Free and Municipal Funds and
            American Century Investment Management, Inc., dated July 1, 1998
            (filed as Exhibit d3 of Post-Effective Amendment No. 39 to the
            Registration Statement on Form N-1A of the Registrant, filed on July
            28,1999 File No. 2-99222 and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Management Agreement between American Century
            Variable Portfolios II, Inc. and American Century Investment
            Management, Inc.

EX-99.e1    Distribution Agreement between American Century Variable Portfolios
            II, Inc. and American Century Investment Services, Inc. dated March
            13, 2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century World
            Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century Variable Portfolios II, Inc. and American Century Investment
            Services, Inc. dated June 1, 2000 (filed as Exhibit e9 to
            Post-Effective Amendment No. 19 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc., File No.
            33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century Variable Portfolios II, Inc. and American Century Investment
            Services, Inc. dated November 20, 2000 (filed as Exhibit e10 to
            Post-Effective Amendment No. 29 to the Registration Statement on
            Form N-1A of American Century Variable Portfolios, Inc., File No.
            33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.g1    Global Custody Agreement between The Chase Manhattan Bank and the
            Twentieth Century and Benham Funds, dated August 9, 1996 (filed as
            Exhibit 8 to Post-Effective Amendment No. 31 to the Registration
            Statement on Form N-1A of American Century Government Income Trust,
            File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g2    Amendment to Global Custody Agreement between The Chase Manhattan
            Bank and the Twentieth Century and Benham Funds, dated December 9,
            2000.

EX-99.g3    Master Agreement by and between Twentieth Century Services, Inc. and
            Commerce Bank, N.A. dated January 22, 1997 (filed as Exhibit 8e to
            Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 33-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement American Century Variable Portfolios II,
            Inc. and American Century Services Corporation, dated August 1, 1997
            (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed July 31, 1997, and
            incorporated herein by reference).

EX-99.h2    Amendment dated March 9, 1998 to the Transfer Agency Agreement between American Century Variable Portfolios II, Inc. and American
            Century Services Corporation (filed as Exhibit 9 to Post-Effective
            Amendment No. 23 to the Registration Statement on Form N-1A of the
            American Century Municipal Trust, File No. 2-91229, filed March 26,
            1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 1 dated June 29, 1998 to the Transfer Agency Agreement between American Century Variable Portfolios II, Inc. and American
            Century Services Corporation (filed as Exhibit b9b to Post-Effective
            Amendment No. 23 to the Registration Statement on Form N-1A of
            American Century Quantitative Equity Funds, File No. 33-19589, filed
            June 29, 1998, and incorporated herein by reference).

EX-99.h4    Amendment No. 2 dated November 20, 2000 to the Transfer Agency
            Agreement between American Century Variable Portfolios II, Inc. and
            American Century Services Corporation.

EX-99.h5    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank as Administrative Agent dated as of December 21, 1999
            (filed as Exhibit h3 to Post-Effective Amendment No. 29 to the
            Registration Statement on Form N-1A of American Century California
            Tax-Free and Municipal Funds, File No. 2-82734, filed on December
            29, 1999, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as Exhibit i to the Initial
            Registration Statement on Form N-1A of the Registrant, File No.
            333-46922, filed on September 29, 2000, incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers LLP.

EX-99.j2    Power of Attorney dated September 15, 2000 (filed as Exhibit j2 to the Initial Registration Statement on Form N-1A of the Registrant,
            File No. 333-46922, filed on September 29, 2000, incorporated herein by reference).

EX-99.p     American Century Investments Code of Ethics.